EXHIBIT 32.2

                   CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                             CERTIFICATION PURSUANT TO


                               18 U.S.C. SECTION 1350,


                               AS ADOPTED PURSUANT TO


                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the Annual Report of Automatic Data Processing, Inc. (the "Company") on Form 10-K for the fiscal year ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Karen E. Dykstra, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


              (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Karen E. Dykstra
------------------------
Karen E. Dykstra
Chief Financial Officer
September 12, 2003


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